SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                               Amendment No. 1 to
              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 3, 1999

                               TULTEX CORPORATION
                               ------------------
             (Exact name of registrant as specified in its charter)

Virginia                         1-8016                   54-0367896
--------                         ------                   ----------
(State or other jurisdiction     Commission File          IRS Employer
of incorporation)                Number                   Identification No.

101 Commonwealth Boulevard, P. O. Box 5191, Martinsville, Virginia      24115
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code   540-632-2961
                                                     ------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

This Amendment No. 1 to the Report on Form 8-K filed December 8, 1999 is filed solely to correct the index of exhibits, which should read as follows:

         Exhibit 10.23 $150,000,000 Senior Secured Super Priority Debtor-in-Possession Loan and Security Agreement dated December 3, 1999 between Tultex Corporation and Bank of America, N.A.

         Exhibit 99.1 Press release dated December 3, 1999 pertaining to filing of voluntary Reorganization under Chapter 11.

         Exhibit 99.2 Press release dated December 7, 1999 pertaining to interim financing and first day orders.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 1999
                                      TULTEX CORPORATION
                                      ------------------
                                      (Registrant)


                                 By:  /s/  P.W. Harris
                                      -----------------
                                      P. Woolard Harris
                                      Vice President and Chief Financial Officer